UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2022 (October 7, 2022)

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40730	85-1873463
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1190 Trademark Drive #108
Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 622-3448

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DFLI	The Nasdaq Global Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 7, 2022, Dragonfly Energy Holdings Corp., a Delaware corporation (the “Company”) (f/k/a Chardan NexTech Acquisition 2 Corp. (“Chardan”)), consummated the previously announced merger pursuant to the Business Combination Agreement, dated May 15, 2022, as amended by the Amendment to the Business Combination Agreement, dated July 12, 2022, by and among Chardan, Bronco Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Chardan, and Dragonfly Energy Corp., a Nevada corporation.

On October 10, 2022, the Company issued a press release announcing the closing of the business combination with Chardan, and that its common stock has commenced trading on the Nasdaq Global Market under the symbol “DFLI” and its warrants have commenced trading on the Nasdaq Capital Market under the symbol “DFLIW.”

A copy of the press release is furnished as Exhibit 99.1 hereto.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the Company’s future results of operations and financial position, planned products and services, business strategy and plans, market size and growth opportunities, competitive position and technological and market trends. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions.

These forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the Company’s control) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to: the Company’s ability to recognize the anticipated benefits of the of the Company’s recent business combination with Chardan NexTech Acquisition 2 Corp. and related transactions; the Company’s ability to successfully increase market penetration into target markets; the growth of the addressable markets that the Company intends to target; the Company’s ability to retain members of its senior management team and other key personnel; the Company’s ability to maintain relationships with key suppliers including suppliers in China; the Company’s ability to maintain relationships with key customers; the Company’s post-closing ability to access capital as and when needed under its $150 million ChEF; the Company’s ability to protect its patents and other intellectual property; the Company’s ability to successfully optimize solid state cells and to produce commercially viable solid state cells in a timely manner or at all, and to scale to mass production; the Company’s ability to achieve the anticipated benefits of its customer arrangements with THOR and THOR’s affiliated brands (including Keystone); the impact of the coronavirus disease pandemic, including any mutations or variants thereof and/or the Russian/Ukrainian conflict; the Company’s ability to generate revenue from future product sales and its ability to achieve and maintain profitability; and the Company’s ability to compete with other manufacturers in the industry and its ability to engage target customers and successfully convert these customers into meaningful orders in the future. These and other risks and uncertainties are described more fully in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Registration Statement on Form S-4 relating to the business combination declared effective by the U.S. Securities and Exchange Commission the (“SEC”) on September 16, 2022, in the Company’s Current Report on Form 8-K filed with the SEC on October 7, 2022, and in the Company’s subsequent filings with the SEC.

If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. All forward-looking statements contained in this press release speak only as of the date they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.
Date: October 11, 2022

	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	President and Chief Executive Officer